Earnings/(Losses) Per Share	12 Months Ended
Dec. 31, 2022
Text Block [abstract]
Earnings/(losses) per share
A.4	Earnings/(losses) per share

	2022	2021	2020

Profit/(loss) attributable to equity holders of the parent (US$m)	6,498	1,983	(4,028)
Weighted average number of shares on issue for basic earnings/(loss) per share	1,511,257,404	962,604,811	951,113,086
Effect of dilution from contingently issuable shares	13,061,376	9,023,439	-
Weighted average number of shares on issue adjusted for the effect of dilution 1	1,524,318,780	971,628,250	951,113,086
Basic earnings/(losses) per share (US cents)	430.0	206.0	(423.5)
Diluted earnings/(losses) per share (US cents)	426.3	204.1	(423.5)

1.	The contingently issuable shares in 2020 have an anti-dilutive impact.
Earnings/(losses) per share is calculated by dividing the profit/(loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares on issue during the year. The weighted average number of shares makes allowance for shares reserved for employee share plans. Diluted earnings/(losses) per share is calculated by adjusting basic earnings/(losses) per share by the number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares. At 31 December 2022, 13,061,376 awards (2021: 9,023,439 awards) granted under the Woodside employee share plans are considered dilutive. Total outstanding share awards as at 31 December 2020 were 9,392,203 and considered anti-dilutive due to the loss position in 2020.
There have been no significant transactions involving ordinary shares between the reporting date and the date of completion of these financial statements.